                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 20, 2006 (this "Amendment"), is entered into by and among TRM CORPORATION, an Oregon corporation ("TRM"), TRM ATM CORPORATION, an Oregon corporation ("TRM ATM"), TRM COPY CENTERS (USA) CORPORATION, an Oregon corporation ("TRM CC"; together with TRM and TRM ATM, each a "Borrower" and collectively, the "Borrowers"), ACCESS CASH INTERNATIONAL L.L.C., a Delaware limited liability company ("Access Cash"), TRM (CANADA) CORPORATION, a corporation organized under the laws of Canada ("TRM Canada"; together with Access Cash, each a "Guarantor" and collectively the "Guarantors"; the Borrowers and the Guarantors, collectively, the "Loan Parties"), WELLS FARGO FOOTHILL, INC., a California corporation, as Administrative Agent and as a Lender (as such terms are defined in the hereinafter referenced Credit Agreement) and GSO ORIGINATION FUNDING PARTNERS, LP, as a Lender.

                                    RECITALS

     WHEREAS, the Borrowers, the Guarantors, Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of June 6, 2006 (the "Credit Agreement");

     WHEREAS, certain Defaults and Events of Default have occurred and are continuing under the Credit Agreement; and

     WHEREAS, the parties desire to amend the Credit Agreement and waive certain Events of Default that have occurred under the Credit Agreement.

     NOW, THEREFORE, in consideration of the recitals set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein (including in the preamble and the recitals hereto) but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to satisfaction of each of the conditions precedent set forth in Section 7 below:

          2.1 Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of "Consolidated Leverage Ratio", and by deleting the definitions of "Applicable Margin", "Consolidated Capital Expenditures", "Maturity Date" and "Second Lien Loan Documents" contained therein in their entirety and substituting the following definitions therefor:

          '"Applicable Margin" means six (6) percent (6%).';

          "Consolidated Capital Expenditures" means, for any period, for TRM and its Subsidiaries on a consolidated basis, all capital expenditures, as determined in accordance with GAAP; provided, however, that Consolidated Capital Expenditures shall not include expenditures made with proceeds of any Involuntary Disposition to the extent such expenditures are used to purchase Property that is the same as or similar to the Property subject to such Involuntary Disposition but shall include expenditures made to implement Triple DES technological upgrades to merchant owned ATMs ("Merchant Owned ATM Technology Upgrades") and which are characterized on Borrowers' financial statements as acquisition of intangibles and other assets or investments in goodwill.

          '"Maturity Date" means February 28, 2007.'; and

          '"Second Lien Loan Documents" mean that certain Amended and Restated Second Lien Loan Agreement dated as of the First Amendment Effective Date by and among the Borrowers, WFF (as administrative agent thereunder) and the GSO Fund, as a lender thereunder, that certain Second Lien Term Note of even date herewith made by Borrowers in the original principal amount of $40,000,000 and each other document, instrument or agreement executed and/or delivered by Borrowers or any affiliates thereof in connection with the transactions contemplated by any of the foregoing.';

     and (ii) adding the words "as reduced from time to time in accordance with
Section 2.05(b)(vii) hereof" at the end of the definitions of "Aggregate Revolving Commitments" and "Revolving Commitments".

          2.2 Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of "Cash Flow Forecast" and "First Amendment Effective Date" thereto in the appropriate alphabetical order:

          '"Cash Flow Forecast" means a thirteen (13) week cash flow forecast and budget for TRM and its subsidiaries on a consolidated basis, including line items for the amount of Revolving Loan Outstandings during each week of such thirteen (13) week period. Each Cash Flow Forecast shall (i) contain reasonable detail and specificity, (ii) be certified by a Responsible Officer of TRM as being based upon such information and assumptions as such Responsible Officer reasonably believes to be accurate and reasonable under the circumstances and (iii) otherwise be acceptable to Administrative Agent and the Lenders (including as to budgeted amounts of Revolving Loan Outstandings during such thirteen (13) week period) in their sole discretion;

          ""Deferred Interest Margin" means 2.00% per annum."; and

          '"First Amendment Effective Date" means November 20, 2006.'.

          2.3 Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definitions of "Consolidated First Lien Leverage Ratio", "Consolidated Fixed Charge Coverage Ratio" and "Consolidated Fixed Charges" contained therein in their entirety, (ii) deleting the definition of "Consolidated EBITDA" contained therein and substituting the following new definition in lieu thereof:

     "'Consolidated EBITDA' means, for any period, for TRM and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following, to the extent deducted in calculating such Consolidated Net Income: a) Consolidated Interest Charges for such period;
     b) the provision for federal, state, local and foreign income taxes payable by TRM and its Subsidiaries for such period; c) the amount of depreciation and amortization expense for such period; d) non-cash expenses (excluding any non-cash expenses representing an accrual of or reserve for cash expenses in any future period); e) losses (or less gains) from or associated with asset dispositions; f) Non-recurring expenses of not greater than what is set forth in Schedule 1-A; g) one-time cash expenses incurred in connection with the closing of this Agreement so long as such expenses are reasonably documented and do not exceed $100,000 in the aggregate, all as determined in accordance with GAAP.", and adding a new Schedule 1-A in the form attached hereto as Exhibit A.

          2.4 Section 2.01 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting the following language therefor:

          "(a) Revolving Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Revolving Loan") to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Revolving Commitment; provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed an amount equal to the lesser of (1) the budgeted amount of Revolving Loan Outstandings as indicated on the November 9, 2006 Cash Flow Forecast delivered to Administrative Agent, as hereafter supplemented or amended from time to time by Cash Flow Forecasts delivered to and approved by Administrative Agent and the Lenders pursuant to Section 7.01(d) hereof and
     (2) the amount equal to (A) the Aggregate Revolving Commitments less (B) any reserves established by Administrative Agent pursuant to Section 2.01(c), and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender's Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving

     Commitment. Within the limits of each Lender's Revolving Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and re-borrow under this Section 2.01. Revolving Loans shall be only Eurocurrency Rate Loans, except as provided herein. Notwithstanding the foregoing, Lenders have no obligation to make any Revolving Loans under this Agreement notwithstanding that the conditions precedent in Section 5.02 have been satisfied unless such Revolving Loans shall not result in Borrowers having cash in their Deposit Accounts in excess of $2,500,000 in the aggregate (exclusive of any float (i.e. amounts on deposit to cover any checks or other payment items that have not yet cleared) or any cash deposited in payroll accounts)."

          2.5 Section 2.05 of the Credit Agreement is hereby amended by deleting clause (iii) of subsection (b) thereof in its entirety and substituting the following language therefor:

          "(iii) Dispositions and Involuntary Dispositions. The Borrowers shall prepay the Loans and Cash Collateralize the L/C Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of all Dispositions (other than Permitted Transfers) and Involuntary Dispositions immediately upon the receipt by any Loan Party or Subsidiary of a Loan Party of such Net Cash Proceeds. In order to effect the foregoing, the Loan Parties shall cause any Subsidiary of a Loan Party that receives any such Net Cash Proceeds to
     (x) immediately distribute such Net Cash Proceeds to Borrowers, or (y) in the alternative, immediately make a payment of such Net Cash Proceeds in such Subsidiary's capacity as a Guarantor directly to the Administrative Agent on behalf of the Lenders. Any prepayment pursuant to this clause (ii) shall be applied as set forth in clause (vii) below."

          2.6 Section 2.05 of the Credit Agreement is hereby further amended by deleting clause (vii)(B) of subsection (b) thereof in its entirety and substituting the following language therefor:

          "(B) with respect to all amounts prepaid pursuant to Sections 2.05(b)(iii), (iv), (v) and (vi) (and except for the prepayment pursuant to Section 2.07(c), which shall be applied as set forth therein), (1), so long as no Event of Default then exists, first to repay the outstanding principal amount of all Revolving Loans, until paid in full, second, to repay the outstanding principal amount of the Term Loan (to the remaining principal amortization payments in their inverse order), and third, to Cash Collateralize the L/C Obligations in an amount equal to 105% of the undrawn amount of outstanding Letters of Credit; and (2) after the occurrence and during the continuance of an Event of Default, in accordance with Section
     9.03 hereof. Any prepayment of Revolving Loans pursuant to this Section 2.05(b)(vii)(B) shall also constitute a concurrent permanent reduction of the Aggregate

     Revolving Commitments (pro rata among the Lenders' Revolving Commitments)."

          2.7 Section 2.07 of the Credit Agreement is hereby amended by deleting subsection (c) thereof in its entirety and substituting the following language therefor:

          "(c) Term Loan. Without duplication of the prepayments required to be made pursuant to Section 2.05(b)(iii), the Borrowers shall repay the outstanding principal amount of the Term Loan in an amount not less than $10,000,000 on January 31, 2007, with the full outstanding principal balance being due and payable on the Maturity Date (unless accelerated sooner pursuant to Section 9.02 hereof)."

          2.8 Section 2.08 of the Credit Agreement is hereby amended by adding the following language thereto as a new subsection 2.08(d):

          ""(d) (i) Notwithstanding the foregoing clause (c), the cash pay rate of interest in respect of Term Loans consisting of Eurocurrency Rate Loans and Base Rate Loans shall equal the Eurocurrency Rate or Base Rate (as the case may be), plus the Applicable Margin, and less the Deferred Interest Margin.

          (ii) In addition to the cash pay rate of interest referred to in clause (i) above, interest will also accrue in respect of Term Loans consisting of Eurocurrency Rate Loans and Base Rate Loans at a rate equal to the Deferred Interest Margin. Any such accrued interest shall, on each Interest Payment Date, be capitalized and added to the principal amount of the Term Loans and shall be due and payable in full (together with interest accrued thereon) in one lump sum on the earliest to occur of the following events: (i) the Maturity Date, or (ii) the date that the Obligations hereunder are paid in full and the Loan Documents are terminated, or (iii) the acceleration of the Term Loans."

          2.9 Section 7.01 of the Credit Agreement is hereby amended by (i) deleting the period appearing at the end of clause (c) thereof and substituting "; and" therefore, (ii) deleting the words "any "going concern" or like qualification or exception" at the end of clause (a) thereof, and (iii) adding the following language thereto as a new subsection 2.08(d).

          "(d) as soon as available, but in any event, on or before 3:00 p.m. New York time on the second Business Day of each week, a Cash Flow Forecast for the thirteen (13) week period beginning on the following Monday."

          2.10 Section 7.02 of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting the following language therefor:


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

          "(b) concurrently with the delivery of the financial statements referred to in Section 7.01(b), a duly completed Compliance Certificate signed by a Responsible Officer of Borrower Representative on behalf of all the Borrowers."

          2.11 Section 8.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following language therefor:

          "8.11 Financial Covenants.

               (a) Minimum EBITDA. Permit their Consolidated EBITDA for any calendar month to be less than the amount set forth below with respect to such month:

                MONTH                    MIN. EBITDA
                -----                    -----------
October, 2006                            $  875,000
November, 2006                           $  900,000
December, 2006                           $  900,000
January, 2007                            $1,050,000
February, 2007                           $1,150,000
March, 2007, and each month thereafter   $1,250,000

               (b) Reserved.

               (c) Reserved.

               (d) Reserved."

          2.12 Section 8.12 of the Credit Agreement is hereby amended by deleting the following words from the beginning thereof: "If any Default has occurred and is continuing or would directly or indirectly result therefrom:".

          2.13 Section 8.15 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following language therefor:

          "8.15 Capital Expenditures.

               Permit Consolidated Capital Expenditures in any month to exceed the amount set forth below with respect to such month."

               MONTH                        MAX. CAP EX
               -----                        -----------
October, 2006                                $125,000
November, 2006                               $200,000
December, 2006                               $225,000
January, 2007                                $ 75,000
February, 2007, and each month thereafter    $175,000

          2.14 Section 8.16 ("ATM Technology Upgrades") is hereby deleted in its entirety.

          2.15 Exhibit 7.02 of the Credit Agreement is hereby amended by deleting such exhibit in its entirety and substituting the language set forth on Annex A hereto therefor.

     3. WAIVER. The Loan Parties acknowledge and agree that they have failed to comply with the financial performance covenants set forth in Section 8.11 of the Credit Agreement for the measurement period ending September 30, 2006, and as a result thereof, certain Events of Default with respect thereto have occurred and are continuing under Section 9.01(b) (such Events of Default, the "Existing Defaults"). Subject to the satisfaction of the conditions set forth in Section 7 hereof, Administrative Agent and the Lenders signatory hereto hereby waive such Existing Defaults. The foregoing waiver is a limited waiver and, except as expressly set forth herein, shall not be deemed to constitute: (a) a waiver of any Event of Default (other than the Existing Defaults and the rights and remedies associated therewith) or any future breach of the Agreement or any of the other Loan Documents, (b) a waiver of any of the other rights or remedies of Administrative Agent or any of the Lenders under the Loan Documents (all such rights and remedies being expressly reserved by Administrative Agent and the Lenders) or (c) a custom or course of dealing or conduct between Administrative Agent, any Lender, the Borrowers or any other Loan Party. The foregoing waiver shall not be deemed to constitute a consent of any other act, omission or any breach of the Credit Agreement or any of the other Loan Documents.

     Administrative Agent and Lenders have been advised by Borrowers that with respect to its quarterly report on Form 10-Q for the quarter ended September 30, 2006, Borrowers either will a non-compliant filing with the U.S. Securities & Exchange Commission (the "SEC") (the "Non-Compliant 10-Q Filing") or will make a late filing with the SEC (the "Delayed 10-Q Filing"). As a result thereof, TRM expects to receive a notice of delisting from the NASDAQ exchange (the "Exchange") for failure to maintain required listing standards. The failure of TRM to file a compliant 10-Q with the SEC within 90 days of the date hereof or to otherwise cause the Exchange to rescind any notice of delisting, or the actual delisting of TRM at any time shall each constitute an immediate Event of Default hereunder and under the Credit Agreement.

     Except as expressly set forth in Section 3 hereof, in no event shall this Amendment, any other action undertaken pursuant to the Loan Documents (including, without limitation, the acceptance of any payments or the making of any Revolving Loans (or other extensions of credit)), or any inaction by Administrative Agent or the Lenders constitute a waiver, estoppel or agreement to forbear with respect to Administrative Agent's and the Lenders' rights, defenses, remedies, or privileges at law or in equity under the Credit Agreement, the other Loan Documents or otherwise. No delay by Administrative Agent or the Lenders in exercising any of their respective rights or remedies shall operate as a waiver of any rights or remedies that Administrative Agent or the Lenders may have. Any and all rights and remedies available to Administrative Agent and Lenders shall be cumulative and may be exercised separately, successively or concurrently at the sole discretion of Administrative Agent and Lenders. Without in any way limiting the foregoing, except as specifically set forth herein, Administrative Agent and Lenders expressly reserve the right to exercise any and all rights and remedies in respect of the Loan Documents or under applicable law, including without limitation foreclosure of the liens and security interests arising under the Loan Documents, and any and all matters related thereto at any time without further notice to any person (except for any such notices required under the terms of the Loan Documents or by applicable law).

     4. AMENDMENT FEE. In consideration of the entry into this Amendment by Administrative Agent and the Lenders, the Borrowers hereby agree to pay the Lenders an amendment fee in an amount equal to one percent (1%) of the Outstanding Amount (the "AMENDMENT FEE") as of the date hereof (pro rata amongst the Lenders based upon the outstanding principal amount of the Loans held by each Lender). The amount of the Amendment Fee in respect of outstanding Revolving Loans and the LC Obligations shall be paid in cash on the date hereof, while the amount of the Amendment Fee in respect of outstanding Term Loans shall not be required to be paid in cash, but shall instead be deemed to constitute Deferred Interest (as such term is defined in the Credit Agreement, as amended hereby) outstanding under the Credit Agreement.

     5. CONSENT TO AMENDMENT AND RESTATEMENT OF SECOND LIEN LOAN AGREEMENT. Notwithstanding any term to the contrary contained within the Credit Agreement or the other Loan Documents, and in accordance with the requirements of the Intercreditor Agreement, by its execution hereof, Administrative Agent, on behalf of itself and the Lenders, hereby consents to the amendment and restatement of that certain Second Lien Loan Agreement dated as of June 6, 2006 by and among the Borrowers, the Guarantors, WFF (as administrative agent thereunder) and the lenders party thereto pursuant to the terms of that certain Amended and Restated Second Lien Loan Agreement dated as of the date hereof (the "Restated Second Lien Loan Agreement") by and among the Borrowers, the Guarantors, WFF (as administrative agent thereunder) and the lenders party thereto.

     6. RELEASE. Each Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against Administrative Agent or any Lender (or any of the directors, officers, employees, agents, Affiliates, or attorneys of the foregoing) and (b) the Administrative Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations (other than the express obligations of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents) to the Loan Parties, and all of their Subsidiaries and Affiliates. The Administrative Agent and the Lenders wish (and Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. For and in consideration of the agreements contained in this Amendment and other good and valuable consideration, Borrowers (the "Releasors") unconditionally and irrevocably release, waive and forever discharge the

Administrative Agent and the Lenders, together with their respective successors, assigns, subsidiaries, Affiliates, Related Parties, agents and attorneys (collectively, the "Released Parties"), from: (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Released Parties to the Releasors or any of them (other than the express obligations of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents) and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), which the Releasors or any of them might otherwise have against the Released Parties or any of them, in either case
(x) or (y) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind which existed, arose or occurred at any time from the beginning of the world to the effective date of the Amendment, in each case, in connection with the Credit Agreement and the other Loan Documents.

     7. CONDITIONS PRECEDENT. The effectiveness of this Amendment, is subject to the satisfaction of the following conditions precedent:

     (a) both before and after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing, other than the Existing Defaults;

     (b) no "default" or "event of default" shall have occurred and be continuing under any of the Vault Cash Agreements, except such defaults or events of defaults as are cured by the waiver of the Existing Defaults effected hereby) and the waivers effected by the Second Lien Loan Documents;

     (c) the execution and delivery of this Amendment by each Loan Party, Administrative Agent and the Lenders, and the receipt by Administrative Agent and the Lenders of a copy of this Amendment executed by Administrative Agent, each Loan Party and the Lenders;

     (d) the delivery to Administrative Agent and the Lenders of (i) a fully executed Restated Second Lien Loan Agreement, and (ii) a fully executed amendment to that certain Facility Agreement by and among TRM, LTD, WFF (as administrative agent thereunder) and GSO Lux, which Amended and Restated Second Lien Loan Agreement and amendment, respectively, shall be in form and substance satisfactory to Administrative Agent and the Lenders;

     (e) the truth and accuracy of the representations and warranties contained in Section 8 hereof in all material respects, before and after giving effect to this Amendment;

     (f) the delivery to Administrative Agent and the Lenders, of favorable opinions of legal counsel to the Loan Parties, addressed to Administrative Agent and the Lenders, dated as of the date hereof, and in form and substance satisfactory to Administrative Agent and the Lenders;

     (g) the delivery to Administrative Agent and the Lenders of resolutions adopted by or written consents of the boards of directors, members or managers of the Loan Parties, as applicable, authorizing the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby;

     (h) the payment to Administrative Agent and the Lenders in cash of all past due legal fees and expenses, as well as all legal fees and expenses incurred by Administrative Agent and the Lenders in connection with the execution and delivery of this Amendment or previously incurred in connection with the Credit Agreement;

     (i) no Loan Party shall own any deposit account or securities account (other than Excluded Accounts (as defined in the Security Agreement)) other than deposit accounts or securities accounts subject to the terms of an account control agreement in favor of Administrative Agent, for the benefit of Administrative Agent and the Lenders, in form and substance satisfactory to Administrative Agent and the Lenders; and

     (j) the delivery to Administrative Agent and the Lenders of such other documents, agreements and other items as Administrative Agent and the Lenders shall reasonably request, in each case, in form and substance reasonably satisfactory to Administrative Agent and the Lenders.

     8. REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender as follows, both before and after giving effect to this Amendment:

     (a) such Loan Party is a corporation, limited liability company or other entity, validly existing and in good standing under the laws of its jurisdiction of organization;

     (b) except with respect to the Existing Defaults, the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date;

     (c) the execution, delivery and performance by such Loan Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other similar constituent documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other similar constituent documents of any Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

     (d) this Amendment (and the Credit Agreement as amended by this Amendment) constitutes the valid and binding obligation of the Loan Parties, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor's rights generally and by general equitable principles;

     (e) since the Closing Date, no Material Adverse Effect (other than those listed on Schedule 8(c) attached hereto) has occurred; and

     (f) no Default or Event of Default (other than the Existing Defaults waived pursuant hereto) exists.

     9. NO WAIVER. Except as expressly set forth in Section 3 above, this Amendment shall not be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

     10. SEVERABILITY. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     11. HEADINGS; RECITALS. Headings and captions used in this Amendment (including the exhibits, schedules and annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect. The foregoing recitals are hereby incorporated herein by this reference thereto. This Amendment is a Loan Document.

     12. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY

APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     14. COUNTERPARTS; INTEGRATION. This Amendment may be executed and delivered via facsimile, email, .pdf or other similar electronic transmission with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment and the other Loan Documents (as amended hereby) constitute the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

     15. COSTS AND EXPENSES. The Loan Parties hereby agree, without limitation of the obligations of the Loan Parties under Section 11.04 of the Credit Agreement, to pay all out-of-pocket expenses incurred by Administrative Agent and the Lenders (including the fees, charges and disbursements of counsel for Administrative Agent and the Lenders), in connection with the preparation, negotiation, execution, delivery of this Amendment.

     16. REAFFIRMATION. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrowers' and other Loan Parties' Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect (as amended hereby in the case of the Credit Agreement) and is hereby ratified and reaffirmed. Except as expressly set forth in Section 3 above, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

     - REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW -

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWERS:                              TRM CORPORATION,
                                        an Oregon corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRM ATM CORPORATION, an Oregon
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRM COPY CENTERS (USA) CORPORATION,
                                        an Oregon corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


GUARANTORS:

                                        ACCESS CASH INTERNATIONAL L.L.C.,
                                        a Delaware limited liability company

                                        By: TRM ATM Corporation, its sole member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRM (CANADA) CORPORATION, a
                                        corporation organized under the
                                        laws of Canada


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                   Amendment to Credit Agreement

ADMINISTRATIVE
AGENT AND LENDERS:

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as
                                        Administrative Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GSO ORIGINATION FUNDING PARTNERS,
                                        LP, as a Lender

                                        By: GSO Capital Partners, as Investment
                                            Advisor


                                        By:
                                            ------------------------------------
                                        Name: George Fan
                                        Title: Managing Director

                                                   Amendment to Credit Agreement

                                        ANNEX A TO AMENDMENT TO CREDIT AGREEMENT

                                  EXHIBIT 7.02

                         FORM OF COMPLIANCE CERTIFICATE
                               (CREDIT AGREEMENT)

               For the Calendar Month ended [ November 30, 2006].

     I, [RESPONSIBLE OFFICER], [TITLE] of TRM Corporation (the "Company") hereby certify on behalf of the Company and its Subsidiaries that, to the best of my knowledge and belief, with respect to that certain Credit Agreement dated as of June 6, 2006 (as amended, modified, restated or supplemented from time to time, the "Agreement"; all of the defined terms in the Agreement are incorporated herein by reference) among the Company, TRM ATM Corporation, TRM Copy Centers (USA) Corporation, Access Cash International L.L.C., TRM (Canada) Corporation, the Lenders party thereto and Wells Fargo Foothill, Inc.., as Administrative Agent:

     (a) The Company-prepared financial statements which accompany this certificate have been prepared in accordance with GAAP applied on a consistent basis, subject to the absence of footnotes and changes resulting from normal year-end audit adjustments, and fairly present the financial condition, results of operation and cash flows of the Company and its Subsidiaries as of the dates thereof and for the period covered thereby.

     (b) To the extent required by Section 7.12 of the Agreement, the Company
[ ] has [ ] has not (check one) delivered a Joinder Agreement (and the related documents required by Section 7.12 of the Agreement) to the Administrative Agent with respect to each Subsidiary, if any, that was created or acquired during the fiscal quarter.

     (c) Each Loan Party [ ] has [ ] has not (check one) delivered a Notice of Grant of Security Interest (or other applicable document) to the Administrative Agent with respect to each patent, trademark or copyright applied for, created or acquired by such Loan Party, if any, during the fiscal quarter.

     (d) Attached herewith as Exhibit A are detailed calculations by the Loan Parties of the financial covenants set forth in Section 8.11 of the Agreement as of the end of the twelve month period ending on the last day of the calendar month referred to above. The Loan Parties are in compliance with the financial covenants set forth in Section 8.11 of the Agreement as of the as of the date set forth above. [, EXCEPT AS SET FORTH BELOW]

     (e) The amounts (if any) of Merchant Owned ATM Technology Upgrades set forth on the calculations of financial covenants attached hereto as Exhibit A constitute actual cash expenses of the Loan Parties paid in connection with Merchant Owned ATM Technology Upgrades (in accordance with the definition of such term set forth in the Agreement).

     (f) No Default or Event of Default has occurred and is continuing. [, EXCEPT AS SET FORTH BELOW.]

     (f) [EXCEPT AS SET FORTH BELOW,] The representations and warranties set forth in the Agreement are true, complete and correct in all material respects (unless any such representation or warranty is qualified by materiality, in which case such representation or warranty is true, complete and correct in all respects) as of the date hereof, except to the extent such representation or warranty relates to a specific date, in which case such representation or warranty is true, complete and correct as of such date.

                                                   Amendment to Credit Agreement

     (G) [SCHEDULE 6.15 TO THE AGREEMENT IS HEREBY SUPPLEMENTED BY THE ADDITION THERETO OF THE DOCUMENTS AND AGREEMENTS SET FORTH ON EXHIBIT B ATTACHED HERETO]

                                                   Amendment to Credit Agreement

     IN WITNESS WHEREOF, the undersigned officer has executed and delivered this certificate this [__]th day of [_______] 2006:

                                        TRM CORPORATION, an Oregon corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                   Amendment to Credit Agreement

                                    EXHIBIT A
                                  SCHEDULE 1-A

             Non Recurring Expense Add-backs to Consolidated EBITDA

                                    Attached

                                                   Amendment to Credit Agreement